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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 10, 2002

                          WIRE ONE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


         Delaware                       0-25940                 77-0312442
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
       Incorporation)                    Number)            Identification No.)


225 Long Avenue, Hillside, New Jersey                            07205
(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 282-2000
              (Registrant's telephone number, including area code)



Item 5.  Other Events

         This current report on Form 8-K consists solely of the filing of the final Form of Warrant issued by the Company, attached as Exhibit 4.1, as described in a Prospectus dated September 21, 2001 and a Prospectus Supplement dated January 10, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         4.1      Final Form of Warrant to purchase Common Stock.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Wire One Technologies, Inc.


                                  By:       /s/ Jonathan Birkhahn
                                       ---------------------------------
                                       Executive Vice President, General Counsel
                                       and Secretary


Dated:  January 15, 2002

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                                 EXHIBIT INDEX


Exhibit No.       Description of Document
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4.1               Final Form of Warrant to purchase Common Stock.